UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 21, 2006
(Date of earliest event reported)

Timeline, Inc.
(Exact Name of Registrant as Specified in Charter)

Washington	1-13524	31-1590734

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Seventh Avenue, Ste. 2100 Seattle, Washington	98101
(Address of Principal Executive Offices)	Zip Code

(206) 357-8422
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01          Other Events

          On August 21, 2006, Timeline, Inc. issued a press release announcing it had terminated a limited patent license granted to Microsoft Corporation under the Timeline patents and filed a motion in U.S. Federal District Court for the Western District of Washington asking the court to add Microsoft Corporation as a defendant in Timeline, Inc. v. ProClarity Corp.  A copy of the press release is attached to this Report as Exhibit 99.1.

Item 9.01          Financial Statements and Exhibits

(d)          Exhibits

Exhibit No.

99.1	Press Release, dated August 21, 2006, “Timeline Terminates Limited Patent License Agreement with Microsoft.”

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 24, 2006	TIMELINE, INC.

	By:	/s/ Charles R. Osenbaugh

Charles R. Osenbaugh
Chief Executive Officer and President